UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2016 (January 27, 2016)

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.

Waiver and Amendment to Second Amended and Restated Credit Agreement

Gastar Exploration Inc. (the “Company”) is currently in discussions with its bank lending group to amend its Second Amended and Restated Credit Agreement, dated June 7, 2013 (as amended immediately prior to the effective date of Amendment No. 7 described below, the “Credit Agreement”), to provide greater flexibility in future periods with respect to financial covenants. Based on preliminary discussions with its administrative agent bank and subject to further discussions with that agent bank and other lenders after the availability of preliminary year-end 2015 financial and operational information, the Company believes that it will be able to reach a satisfactory agreement with its lenders to amend such financial covenants on or before March 10, 2016 in a manner such that the Company will reasonably expect to comply with its financial covenants over the next twelve months under its current commodity price outlook. Any such amendment, however, will be subject to the receipt of required approvals from the lenders party to such Credit Agreement, and there can be no assurance that the Company will receive the necessary approvals for any such amendments.

Pending the conclusion of these continued discussions with the administrative agent bank and other lenders, on January 29, 2016, the Company entered into Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement, among the Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender, and the other Lenders party thereto constituting the Required Lenders (“Amendment No. 7”).  Pursuant to Amendment No. 7, the Company obtained (i) a waiver until March 10, 2016 of any potential defaults at December 31, 2015 of its Leverage Ratio and Senior Secured Leverage Ratio under the Credit Agreement and (ii) a permanent waiver of any defaults of the restricted payment covenant under the Credit Agreement resulting from (a) cash distributions paid on December 31, 2015 in respect of its 8.625% Series A Cumulative Preferred Stock (the “Series A Preferred Stock”) and its 10.75% Series B Cumulative Preferred Stock (the “Series B Preferred Stock”) and (b) the issuance on January 28, 2016, as a dividend on the Company’ common stock, of the right to purchase Series C Junior Participating Preferred Stock pursuant to the Company’s Rights Agreement dated as of January 18, 2016 as part of the Company’s previously disclosed tax benefits preservation plan.  The Credit Agreement was also amended to permit the Company to make dividends and distributions of preferred equity interests or rights to purchase certain preferred equity interests. The entry into Amendment No. 7 permitted the Company to pay monthly cash dividends on its Series A Preferred Stock and its Series B Preferred Stock on February 1, 2016.

A copy of Amendment No. 7 is attached as Exhibit 10.1 to this Form 8-K and is hereby filed. The description of Amendment No. 7 in this Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such amendment.

Relationships

Certain parties to the Credit Agreement and Amendment No. 7, or their respective affiliates (collectively, the “Banks”), perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. In addition, Wells Fargo Bank, National Association, is the trustee for the Company’s 8 5/8% Senior Secured Notes due May 2018. The Banks may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business, for which they will receive fees and expenses.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition.

The information required by Item 2.02 relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period is contained in Item 1.01 above and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached amendment included as Exhibit 10.1 to this report, in each case, for purposes of disclosure under Item 2.02, is deemed to be “furnished” solely pursuant to Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2016, the Company announced that Mr. Michael McCown retired from his position as Senior Vice President and Chief Operating Officer, effective February 1, 2016.  In connection with his retirement, the Company expects to enter into an Employee Separation and Release Agreement with Mr. McCown in lieu of other severance payments under his employment agreement.  When finalized, the Company will disclose the details of any such Employee Separation and Release Agreement on a subsequent Form 8-K.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On January 29, 2016, the Company issued a press release announcing the retirement of Mr. McCown as Senior Vice President and Chief Operating Officer, effective February 1, 2016.  A copy of the Company’s press release, dated January 29, 2016, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement, dated January 29, 2016
99.1	Press release dated January 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2016	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Limited Waiver and Amendment No. 7 to Second Amended and Restated Credit Agreement, dated January 29, 2016
99.1	Press release dated January 29, 2016